SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                   ----------
                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (Date of earliest event reported):
                                  July 10, 1996
                                   ----------


                          GT INTERACTIVE SOFTWARE CORP.
             (Exact name of registrant as specified in its charter)




            DELAWARE                       0-27338               13-3689915
(State or other jurisdiction of   (Commission file number)    (I.R.S. employer
 incorporation or organization)                              identification no.)





   16 EAST 40TH STREET, NEW YORK, NY                             10016
(Address of principal executive offices)                      (Zip code)





       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 726-6500

Item 5. Other Events.
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         Acquisition of Humongous Entertainment, Inc.
         --------------------------------------------

         Pursuant to the terms of an Agreement and Plan of Reorganization, dated July 9, 1996, by and among GT Interactive Software Corp., a Delaware corporation (the "Company"), GT Newco Corp. ("GT Newco"), a wholly owned subsidiary of the Company, and Humongous Entertainment, Inc., a Washington corporation ("Humongous"), GT Newco merged with and into Humongous, with Humongous surviving the merger. On July 10, 1996, the effective time of the merger (the "Effective Time"), the separate existence of GT Newco ceased and Humongous became a wholly owned subsidiary of the Company. At the Effective Time, all issued and outstanding equity securities of Humongous were converted into 3,458,375 newly issued shares of the Company's common stock. In addition, all outstanding options to purchase capital stock of Humongous were exchanged for options for an aggregate of 541,625 shares of the Company's common stock.

Item 7. Financial Statements and Exhibits.
- ------------------------------------------

Exibit No.                 Description
- ----------                 -----------

99.1                       Form of Press  Release  Issued by the Company on July
                           10, 1996.

SIGNATURES
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Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                             GT INTERACTIVE SOFTWARE CORP.




                                             By: /s/RONALD CHAIMOWITZ
                                                 --------------------

                                                 Ronald Chaimowitz
                                                 Chief Executive Officer and
                                                 Director
                                                 Date:  July 15, 1996

                                               EXHIBIT INDEX

Exibit No.                 Description
- ----------                 -----------

99.1                       Form of Press  Release  Issued by the Company on July
                           10, 1996.